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                                 EXHIBIT 10.3


                      GANIS/DEPOSITOR TRANSFER AGREEMENT


                                    between


                           GANIS CREDIT CORPORATION,
                                as Transferor,


                                      and


               DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
                                 as Depositor


                        Dated as of ____________, 199__
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                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions

     SECTION 1.01.  Definitions.............................................  1
     SECTION 1.02.  Other Definitional Provisions...........................  1

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables

     SECTION 2.01.  [Contribution] [Sale]...................................   2
     SECTION 2.02.  Intent of the Parties...................................   3

                                  ARTICLE III

                                The Receivables

     SECTION 3.01.  Representations and Warranties as to Receivables........   4

                                  ARTICLE IV

                                The Transferor

     SECTION 4.01.  Representations of Transferor...........................  11
     SECTION 4.02.  Corporate Existence.....................................  12
     SECTION 4.03.  Liability of the Transferor.............................  12
     SECTION 4.04.  Indemnification.........................................  12
     SECTION 4.05.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Transferor..............................  13
     SECTION 4.06.  Limitation on Liability of Transferor and Others........  13
     SECTION 4.07.  The Transferor May Own Notes and Certificates...........  13

                                   ARTICLE V

                                 Miscellaneous

     SECTION 5.01.  Amendment...............................................  14
     SECTION 5.02.  Protection of Title; Change of Name, Identity,
                    Corporate Structure or Location, Etc....................  14
     SECTION 5.03.  Notices.................................................  15

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     SECTION 5.04.  Assignment..............................................  15
     SECTION 5.05.  Limitations on Rights of Others.........................  16
     SECTION 5.06.  Severability............................................  16
     SECTION 5.07.  Separate Counterparts...................................  16
     SECTION 5.08.  Headings................................................  16
     SECTION 5.09.  Governing Law; Submission to Jurisdiction...............  16
     SECTION 5.10.  Nonpetition Covenants...................................  16
     SECTION 5.11.  Waiver..................................................  17
     SECTION 5.12.  Separate Corporate Existence............................  17

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     GANIS/DEPOSITOR TRANSFER AGREEMENT dated as of _____________, 199_ (this
"Agreement") between DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, a Nevada corporation (the "Depositor") and GANIS CREDIT CORPORATION, a Delaware corporation ("Ganis" or the "Transferor").

     WHEREAS, the Depositor desires to acquire receivables from the Transferor arising in connection with recreational vehicle retail installment sale contracts and loan contracts;

     WHEREAS, the Transferor is willing to [contribute] [sell] such receivables to the Depositor; and

     WHEREAS, the Transferor acquired certain of such receivables from DFS pursuant to the DFS/Ganis Transfer Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein have the respective meanings assigned thereto in Appendix A to the Transfer and Servicing Agreement for all purposes of this Agreement. "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated the same date as this Agreement, among Distribution Financial Services [RV/Boat] Trust 199_-_, the Depositor, and Deutsche Financial Services Corporation, as the same may be amended, amended and restated or otherwise modified from time to time.

     SECTION 1.02. Other Definitional Provisions.

     (a) All terms defined in Appendix A to the Transfer and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles,
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the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, amended and restated or otherwise modified and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     (f) Each reference to the "close of business" on a particular day shall mean 5:00 p.m. Pacific Time on such day.

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables

     SECTION 2.01. [Contribution] [Sale]. The Transferor does hereby transfer, assign, set over and otherwise convey to the Depositor, as a [capital contribution] [sale], without recourse (subject to the obligations of the Transferor set forth herein), all right, title and interest of the Transferor in, to and under (but none of the obligations of the Transferor under):

     (a) all of the Receivables originated by the Transferor or acquired by the Transferor from Dealers (all of such Receivables being referred to collectively as the "Transferor Receivables" and individually as a "Transferor Receivable") and all moneys received thereon on and after the Cutoff Date;

     (b) the security interests in the Financed Vehicles created pursuant to the Transferor Receivables and any other interest of the Transferor in the Financed Vehicles;

     (c) any proceeds with respect to the Transferor Receivables under any Insurance Policies;

     (d) any proceeds from recourse to Dealers with respect to Transferor Receivables;

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     (e) any Financed Vehicle, relating to a Transferor Receivable, acquired in repossession;

     (f) the contents of the Receivable Files with respect to Transferor Receivables and all rights, benefits and proceeds arising therefrom or in connection therewith;

     (g) all funds on deposit from time to time in the Trust Accounts, and all investments and proceeds thereof (including all income thereon);

     (h) the DFS/Ganis Transfer Agreement;

     (i)  the DFS Conveyed Property; and

     (j) the proceeds of any and all of the foregoing.

     The Receivables and other items covered by clauses (a)-(j) of this Section
2.01 shall be referred to collectively as the "Transferor Conveyed Property".

     SECTION 2.02. Intent of the Parties. (a) The Transferor and the Depositor intend that the conveyance by the Transferor to the Depositor of the right, title and interest of the Transferor in, to and under the Receivables and the other Transferor Conveyed Property pursuant to this Agreement shall constitute a [capital contribution] [sale] and not a loan. However, in the event that, notwithstanding the intent of the parties, such conveyance is deemed to be a transfer for security and not a [capital contribution] [sale], then (i) the Transferor shall be deemed to have granted, and in such event does hereby grant, to the Depositor a first priority security interest in all of its right, title and interest in, to and under the Transferor Conveyed Property, and (ii) this Agreement shall constitute a security agreement under applicable law with respect to such conveyance.

     (b) No party hereto shall take any action that is inconsistent with the ownership of the Transferor Conveyed Property by the Depositor, it being understood that this sentence shall not prevent the transfer of the Transferor Conveyed Property by the Depositor to the Issuer in accordance with the Transfer and Servicing Agreement. Each party hereto shall inform any Person inquiring about the Receivables that the Transferor Conveyed Property has been transferred by the Transferor to the Depositor and by the Depositor to the Issuer. Without limiting the generality of the foregoing, for accounting, tax and other purposes each party hereto shall treat the transfer of Transferor Conveyed Property by the Transferor to the Depositor as a [capital contribution] [sale] by the Transferor to the Depositor. Notwithstanding any other provision of this Agreement, no party hereto shall have any recourse to DFS, the Transferor, the Depositor or the Servicer on account of the financial inability of any Obligor to make payments in respect of a Receivable.

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                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.0 Representations and Warranties as to Receivables. DFS has made representations and warranties set forth in Section 3.01 of the DFS/Ganis Transfer Agreement, and has consented to the assignment by the Transferor to the Depositor and by the Depositor to the Issuer of the Transferor's rights with respect thereto. Pursuant to Section 2.01 of this Agreement, the Transferor has transferred to the Depositor all of the Transferor's right, title and interest in, to and under the DFS/Ganis Transfer Agreement, which shall be understood to include the representations and warranties of DFS therein, upon which the Depositor relies in accepting the Receivables, together with all rights of the Transferor with respect to any breach thereof, including the right to require DFS to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement.

     The Transferor makes the following representations and warranties as to the Receivables, on which representations and warranties each of the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (i) Characteristics of Receivables. All of the Receivables (other than the DFS Receivables) were originated by the Transferor or acquired by the Transferor from Dealers. Each Transferor Receivable (A) was fully and properly executed by the parties thereto, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security,
     (C) is fully amortizing and provides for level periodic payments which, if made when due, shall fully amortize the Amount Financed over the original term and (D) provides for, in the event that such Transferor Receivable is prepaid in full, payment of an amount that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment calculated at a rate at least equal to its Annual Percentage Rate. Each Transferor Receivable provides that payments thereon are to be applied in accordance with the Simple Interest Method. If such Transferor Receivable was originated by a Dealer, such Receivable, to the knowledge of the Transferor, (A) was originated by the Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, (B) was purchased by the Transferor from such Dealer for new value under a Dealer Agreement and (C) was validly assigned by the Dealer to the Transferor. To the knowledge of the Transferor, such Dealer had all necessary licenses and permits to originate Transferor Receivables in the state where such Dealer was located. If such Transferor Receivable was originated by the Transferor, such Transferor Receivable was originated for value by the Transferor in the ordinary course of its business to finance the purchase of, or refinance, the related Financed Vehicle by the

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     related Obligor. The Transferor had all necessary licenses and permits to originate or purchase such Transferor Receivable.

          (ii) No Fraud or Misrepresentation. To the knowledge of the Transferor, each Transferor Receivable originated by a Dealer was originated by the Dealer and sold by the Dealer to the Transferor without any fraud or misrepresentation on the part of such Dealer.

          (iii) Compliance with Law. To the knowledge of the Transferor, all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, state motor vehicle retail installment sales acts and lending acts and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Transferor Receivables and each and every sale of Financed Vehicles relating thereto, have been complied with in all material respects, and each Transferor Receivable and the sale of the Financed Vehicle evidenced by each Transferor Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

          (iv) Origination. Each Transferor Receivable was originated in the United States.

          (v) Binding Obligation. Each Transferor Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and all parties to each Transferor Receivable had full legal capacity to execute and deliver such Transferor Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

          (vi) No Government Obligor. No Obligor of a Transferor Receivable is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

          (vii) Obligor Bankruptcy. At the Cutoff Date, no Obligor had been identified on the records of the Transferor as being the subject of a current bankruptcy proceeding.

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          (viii) Schedule of Receivables. The information with respect to
     Transferor Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

          (ix) Marking Records. By the Closing Date, the Transferor shall have caused the portions of its electronic ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been transferred absolutely from DFS to the Transferor (in the case of the DFS Receivables), from the Transferor to the Depositor and from the Depositor to the Trust.

          (x) Computer Tape. The Computer Tape was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

          (xi) Chattel Paper. The Transferor Receivables constitute chattel paper within the meaning of the UCC as in effect in the states in which the Obligors reside.

          (xii) One Original. There is only one original executed copy of each Transferor Receivable.

          (xiii) Receivable Files Complete. There exists a Receivable File pertaining to each Transferor Receivable and, to the knowledge of the Transferor, such Receivable File contains (a) a fully executed original of the Transferor Receivable, with a fully executed assignment thereof in blank or from the related Dealer to the Transferor, as the case may be, if such Transferor Receivable was acquired by the Transferor from a Dealer,
     (b) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Transferor Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof, (c) the Lien Certificate or a copy of the application therefor or a certification from the Servicer that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of the Transferor with respect to the related Financed Vehicle and (d) a credit application signed by the Obligor, or a copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. Each of the foregoing documents has been correctly prepared. The complete file for each Transferor Receivable currently is in the possession of the Servicer.

          (xiv) Receivables in Force. No Transferor Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Transferor Receivable has not been released from the lien of the related Transferor Receivable in whole or in part. No provisions of any Transferor Receivable have been waived, altered or modified (except that DFS as servicer may have, for administrative purposes, modified the due date of a Transferor Receivable to a different date in the month, which

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     modification is reflected in its servicing records) in any respect since its origination, except by instruments or documents identified in the Receivable File. No Transferor Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (xv) Lawful Assignment. No Transferor Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which (a) would make unlawful, void or voidable the transfer and assignment of such Transferor Receivable under this Agreement or the pledge of such Transferor Receivable under the Indenture or (b) would impair the validity or enforceability of any Transferor Receivable because of any such transfer, assignment or pledge.

          (xvi) Good Title. No Transferor Receivable has been sold, transferred, assigned or pledged by the Transferor except pursuant to this Agreement; immediately prior to the conveyance of the Receivables by the Transferor to the Depositor pursuant to this Agreement, the Transferor had good and indefeasible title to the Receivables, free and clear of any Lien. No Dealer has a participation in, or other right to receive, payments or proceeds in respect of any Transferor Receivable. The Transferor has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or to payments due under such Transferor Receivables.

          (xvii) Security Interest in Financed Vehicle. Each Transferor Receivable has created a valid, binding and enforceable first priority security interest in favor of the Transferor in the related Financed Vehicle, which is in full force and effect. Each Lien Certificate contained in the Receivables Files shows the Transferor named as the original secured party under each Transferor Receivable and as the holder of a first priority security interest in such Financed Vehicle. With respect to each Transferor Receivable for which the Lien Certificate is not contained in the related Receivable File, the Servicer has either received written evidence that such Lien Certificate showing the Transferor as first lienholder has been applied for or has certified in writing in the related Receivable File that it has received confirmation from the appropriate governmental office of the existence of the first lien of the Transferor with respect to the related Financed Vehicle. The security interest of the Transferor in each such Financed Vehicle has been validly assigned by the Transferor to the Depositor pursuant to this Agreement. Each Transferor Receivable is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in the name of the Transferor as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created.

          (xviii) Filings Made; Valid Security Interest. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Depositor a first priority perfected ownership interest in the Receivables and the proceeds thereof have been made,

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     taken or performed, subject to the transfer thereof by the Depositor to the
     Issuer. At the Closing Date the Depositor shall have a valid, subsisting and enforceable first priority ownership interest in each Receivable and the proceeds thereof, subject to the transfer thereof by the Depositor to the Issuer.

          (xix) No Impairment. The Transferor has not done and shall not do anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Trust in any Receivable or the proceeds thereof.

          (xx) No Release. No Transferor Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Transferor with respect to such Transferor Receivable.

          (xxi) No Defenses. No Transferor Receivable is subject to any right of rescission, setoff, counterclaim or defense and, to the knowledge of the Transferor, no such right has been asserted or threatened with respect to any Transferor Receivable. The operation of the terms of any Transferor Receivable or the exercise of any right thereunder shall not render the Transferor Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, and to the knowledge of the Transferor, no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          (xxii) No Default. To the knowledge of the Transferor, there has been no default, breach, violation or event permitting acceleration under the terms of any Transferor Receivable (other than payment delinquencies of not more than 59 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Transferor Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Vehicle relating to any Transferor Receivable had been repossessed.

          (xxiii) Insurance. Each Transferor Receivable requires the Obligor to maintain physical loss and damage insurance, naming the Transferor and its successors and assigns as additional insured parties, and each Transferor Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle relating to any Transferor Receivable was insured under a policy of force-placed insurance on the Cutoff Date.

          (xxiv) Past Due. At the Cutoff Date, no Transferor Receivable was more than 59 days past due.

          (xxv) No Liens. There are no Liens or claims which have been filed, and, to the knowledge of the Transferor, none pending or threatened to be filed, for work, labor,

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     materials or unpaid state or federal taxes affecting the Financed Vehicle securing any Transferor Receivable which are or may become liens prior or equal to the lien of the Transferor Receivable.

          (xxvi) Remaining Principal Balance. At the Cutoff Date, the Principal Balance of each Transferor Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

          (xxvii)   Final Scheduled Maturity Date. No Transferor Receivable has
     a final maturity later than [          ].

          (xxviii) Certain Characteristics. (A) Each Transferor Receivable had a remaining maturity, as of the Cutoff Date, of at least 1 month but not more than [ ] months; (B) each Transferor Receivable had an original maturity of at least [ ] months but not more than [ ] months; (C) each
     Transferor Receivable had an original principal balance of at least $[    ]
     and not more than $[    ]; (D) each Transferor Receivable had a Principal
     Balance as of the Cutoff Date of at least $[   ] and not more than $[   ];
     (E) each Transferor Receivable has an Annual Percentage Rate of at least
     [  ]% and not more than [  ]%; (F) [  ]% of the Receivables when originated were secured by new Financed Vehicles; (G) no funds have been advanced by the Transferor, any Dealer, or any Person acting on behalf of any of them in order to cause any Transferor Receivable to qualify under paragraph (xxv) above; (H) no Transferor Receivable has a Final Scheduled
     Maturity Date on or before [     ] or later than [     ]; (I) as of the
     Cutoff Date, other than California ([ ]%), Florida ([ ]%), Oregon ([ ]%) and Texas ([ ]%), no State represented more than 5% by outstanding Pool Balance with respect to the location of the Financed Vehicles; and (J) the Principal Balance of each Transferor Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cutoff Date.

          For purposes of determining whether the Transferor is obligated to purchase a Transferor Receivable on account of a breach of representation and warranty pursuant to this Section 3.01 or indemnify in respect of such breach pursuant to the last paragraph of this Section 3.01, the determination as to whether a representation or warranty that is made to the knowledge of the Transferor has been breached shall be made without regard to such knowledge of the Transferor as if such representation and warranty were not qualified by the knowledge of the Transferor.

          Upon discovery by any party hereto of a breach of any of the representations and warranties of the Transferor set forth in this Section or of DFS set forth in Section 3.01 of the DFS/Ganis Transfer Agreement, in each case which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice

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     to the other parties hereto. On the last day of the Collection Period following the Collection Period during which the Transferor discovers or receives notice of any such breach of any such representation or warranty, if such breach shall not have been cured in all material respects by such last day, then the Transferor shall purchase (and, if applicable, the Transferor shall enforce the obligation of DFS, under the DFS/Ganis Transfer Agreement, to purchase) such Receivable from the Issuer (or from the Depositor, if the Depositor is required to purchase such Receivable pursuant to Section 3.01 of the Transfer and Servicing Agreement) as of such last day at a price equal to the Purchase Amount of such Receivable, which price the Transferor shall remit in the manner specified in Section
     5.05 of the Transfer and Servicing Agreement[; provided, that, with respect to the representation set forth in paragraph (xiii) above, such purchase shall be required with respect to a Receivable only if any resulting breach is not cured (it being understood that if the related Lien Certificate has been duly applied for from the applicable governmental offices as evidenced by a copy of the application therefor, the receipt of such Lien Certificate shall not be required to cure a breach of the applicable representation and warranty) within 90 days after completion of the review and examination of the Receivable File for such Receivable pursuant to Section 3.02 of the Transfer and Servicing Agreement]. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties of the Transferor set forth in this Section shall be to require the Transferor to purchase Receivables pursuant to this Section, subject to the conditions contained herein; it being understood that this sentence shall not limit the right of the parties to the Transfer and Servicing Agreement to enforce (or to cause the Transferor to enforce) the obligation of DFS to purchase Receivables pursuant to the DFS/Ganis Transfer Agreement.

          The Transferor shall indemnify the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of the Transferor contained in this Agreement; provided that the Transferor shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee.

                                  ARTICLE IV

                                 The Transferor
                                 --------------

     SECTION 4.01. Representations of Transferor. The Transferor makes the following representations on which each of the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the transfer of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Transferor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

     (b) Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) Power and Authority. The Transferor has the corporate power and authority to execute and deliver this Agreement and to carry out its respective terms; the Transferor has full power and authority to transfer and assign the property to be transferred and assigned to the Depositor, and the Transferor shall have duly authorized such transfer and assignment by all necessary corporate action; and the execution, delivery and performance of this Agreement by the Transferor has been duly authorized by the Transferor by all necessary corporate action.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement by the Transferor and the fulfillment of the terms hereof by the Transferor do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

     (f) No Proceedings. To the Transferor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

     (g) Chief Executive Office. The chief executive office of the Transferor is located at 660 Newport Center Drive, Newport Beach, California 92660.

     SECTION 4.02. Corporate Existence. During the term of this Agreement, the Transferor shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Transferor and DFS, and between the Transferor and the Depositor, shall be conducted on an arm's-length basis.

     SECTION 4.03. Liability of the Transferor. The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Agreement.

     SECTION 4.04. Indemnification. (a) The Transferor shall indemnify, defend and hold harmless the Depositor against any taxes that may at any time be asserted against the Depositor with respect to the transactions contemplated herein and in the other Basic Documents including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Depositor or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

     (b) The Transferor shall indemnify, defend and hold harmless the Depositor and any of the officers, directors, employees and agents of the Depositor from and against any loss, liability or expense incurred by reason of the Transferor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     Indemnification under this Section shall survive termination of this Agreement and the other Basic Documents and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Transferor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Transferor, without interest.

     SECTION 4.05. Merger or Consolidation of, or Assumption of the Obligations of, Transferor. Any Person (a) into which the Transferor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Transferor shall be a party or (c) which may succeed to the properties and assets of the Transferor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made by the Transferor in Section 3.01 shall have been breached (unless the applicable breach shall have been cured in all material respects, or the applicable Receivable shall have been purchased in accordance therewith), (ii) the Transferor shall have delivered to the Depositor, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), and (iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 4.06. Limitation on Liability of Transferor and Others. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 4.07. The Transferor May Own Notes and Certificates. The Transferor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of

Notes and Certificates with the same rights as it would have if it were not the Transferor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     SECTION 5.01. Amendment. This Agreement may be amended by the parties hereto, with the consent of the Indenture Trustee, but without the consent of any other Person; provided, however, that, unless the Rating Agency Condition shall have been satisfied with respect thereto, such action shall not (as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee) adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     Promptly after the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     Prior to the execution of or the consent to any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.02. Protection of Title; Change of Name, Identity, Corporate Structure or Location, Etc.

     (a) The Transferor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Depositor, the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Transferor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Depositor, the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Transferor shall give the Depositor, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     (d) If at any time the Transferor shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle receivables to any prospective purchaser, lender or other transferee, the Transferor shall give (or shall cause the Servicer to give) to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been transferred by the Transferor to the Depositor and by the Depositor to the Issuer and is owned by the Issuer and has been pledged to the Indenture Trustee.

     SECTION 5.03. Notices. All demands, notices, directions, communications and instructions upon, to, or by the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer (so long as DFS is the Servicer), to Deutsche Financial Services Corporation, 645 Maryville Centre Drive, St. Louis, Missouri 63141,
Attention: Chief Legal Officer, (b) in the case of the Transferor, to Ganis Credit Corporation, 660 Newport Center Drive, Newport Beach, California 92660,
Attention: Executive Vice President, (c) in the case of the Depositor, to Deutsche Recreational Asset Funding Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: President, (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (e) in the case of the Indenture Trustee, at the Corporate Trust Office, (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other Persons listed in this Section.

     SECTION 5.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.05 of this Agreement, this Agreement may not be assigned by the Transferor. The Transferor hereby acknowledges and consents to (i) the transfer by the Depositor to the Issuer pursuant to the Transfer and Servicing Agreement of all right, title and interest of the Depositor in, to and under (but none of the obligations of the Depositor under) the Transferor Conveyed Property and this Agreement, including the representations and warranties of DFS in the DFS/Ganis Transfer Agreement and of the Transferor in this Agreement, together with all rights of the Depositor with respect to any breach thereof, including the right to require DFS to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement and to require the Transferor to purchase Receivables in accordance with this

Agreement, and (ii) the other terms of and transactions contemplated by the Transfer and Servicing Agreement and the other Basic Documents.

     SECTION 5.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of DFS, the Transferor, the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, and, except as expressly provided in this Agreement, nothing in this Agreement shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 5.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 5.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 5.09. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF ANY PERSON IN CONVEYED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASIC DOCUMENTS, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     SECTION 5.10. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. Notwithstanding any prior termination of this Agreement, the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     SECTION 5.11. Waiver. Each party hereto hereby (i) acknowledges that Mayer, Brown & Platt represents DFS, the Transferor, the Depositor and Affiliates of the Transferor, DFS and the Depositor in connection with the transactions contemplated by the Basic Documents, and represents the institutions which are the Indenture Trustee and the Owner Trustee (or Affiliates of such institutions) in other transactions, and (ii) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

     SECTION 5.12. Separate Corporate Existence. Each party hereto hereby acknowledges that the Trust is entering into the transactions contemplated by the Basic Documents in reliance upon (i) the Transferor's identity as a legal identity separate from DFS and the Depositor and (ii) the Depositor's identity as a legal entity separate from DFS and the Transferor. Therefore, until the first day following the termination of the Trust Agreement on which all of the Securities have been paid in full, each of DFS, the Transferor and the Depositor shall take all reasonable steps to make it apparent to third Persons that each of DFS and the Transferor is an entity with assets and liabilities distinct from those of the Depositor and that the Depositor is not a division of DFS, the Transferor or any other Person. Without limiting the foregoing, each party hereto shall operate and conduct its respective businesses and otherwise act in a manner which is consistent with Section 10.13 of the Transfer and Servicing Agreement.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Ganis/Depositor Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                             GANIS CREDIT CORPORATION, as Transferor


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title:
                                   ---------------------------------


                             DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, as
                              Depositor


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title
                                  ----------------------------------